                                                                    EXHIBIT 10.8
                                                                  EXECUTION COPY

                FIRST AMENDMENT TO GUARANTY BY MIDSTREAM ENTITIES

         This First Amendment dated as of October 31, 2002 (this "Amendment") to the Guaranty dated as of July 31, 2002 (as amended and modified from time to time, the "Guaranty"), is executed by certain Midstream Subsidiaries (the "Guarantors"), in favor of Citibank, N.A., as surety administrative agent ("Agent") for the benefit of the holders of the Secured Obligations. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Guaranty.

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Guaranty;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Guaranty is hereby amended as follows:

1.       Amendments

         (a) Pursuant to the terms of those two certain Consent and Waivers each dated as of September 20, 2002, by and among the Company and the other signatories thereto, the Guaranty was amended to (i) remove Williams Field Services - Gulf Coast Company, L.P., as a Guarantor and (ii) add Williams Gulf Coast Gathering Company, LLC, as a Guarantor. Pursuant to this Amendment, the following additional parties are added as
         Guarantors: WFS - Pipeline Company; WFS Gathering Company, L.L.C.; Williams Field Services - Matagorda Offshore Company, LLC; Williams Gas Processing - Mid Continent Region Company; WFS-OCS Gathering Co.; HI-BOL Pipeline Company; Goebel Gathering Company, L.L.C.; Williams Petroleum Services, LLC; Longhorn Enterprises of Texas, Inc.; and Williams GP LLC.

         (b) The second sentence of Section 1 of the Guaranty is hereby amended by adding at the end of such sentence the following proviso: "; provided that Guaranteed Obligations shall not include any increases which occur after the date hereof in the principal amount of the obligations under the Credit Documents (other than increases in the principal amount of such obligations that are provided for as of the date of the execution of this Agreement but not yet funded) and/or the commitments to advance funds or letters of credit thereunder".

         (c) Section 8.01 of the Guaranty is hereby amended and restated in its entirety and replaced with the following:

                  "8.01. Amendments, Etc. Any amendment or waiver to this Guaranty shall be effective only if approved by Financial Institutions holding at least 51% of the principal amount of the Guaranteed Obligations at the time thereof and only in the specific instance and for the specific purpose for which given. Provided, however, any amendment or waiver releasing any Guarantor from any liability hereunder shall require the unanimous consent of all Financial Institutions and be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, any release of a Guarantor as permitted in Section 5.2(e) of the L/C Credit Agreement and Section 5.02(l) of the Multiyear Williams Credit Agreement (without giving effect to any amendment or waiver of such Sections except such amendments or waivers that are unanimously approved under the terms of Section 9.1 of the L/C Credit Agreement and Section 8.01 of the Multiyear Williams Credit Agreement) shall not require any consent beyond compliance with the appropriate provisions set forth in such credit agreements. No Financial Institution may be removed as a beneficiary of this Guaranty without such Financial Institution's prior written consent."

         (d) Section 8.06 of the Guaranty is hereby amended and restated in its entirety and replaced with the following:

                  "Section 8.06 Incorporated Definitions and Provisions. All defined terms and other provisions that are incorporated into this Guaranty by reference to other agreements shall incorporate into this Guaranty the provisions of such other agreements that exist as of the date hereof; however, such provisions shall be automatically modified herein by any amendment or modification that takes place after the date hereof in such other referenced agreement(s)."

         (e) The following Section 8.08 is hereby added to the Guaranty:

                  "Section 8.08 Joinder. Pursuant to the terms of the Credit Documents certain Subsidiaries (hereafter referred to as the "Joining Subsidiaries") may desire to or be required to join this Guaranty as Guarantors. In connection with any such joinder the Joining Subsidiary shall execute and deliver (a) a joinder agreement substantially in the form of the joinder agreement attached hereto as Schedule I and (b) authorization documentation, corporate documentation, perfection documentation and opinion letters satisfactory to the Agent reflecting the status of such Joining Subsidiary and the enforceability of such agreements with respect to such Joining Subsidiary and reasonable opinions with respect to such Joining Subsidiary."

         (f) A new Schedule I to the Security Agreement is hereby added which is the document attached as Schedule I hereto.

2. Conditions to Effectiveness. This Amendment shall be deemed effective (the "Effective Date") upon the satisfaction of the conditions precedent as set out in Section 3.1 of that certain Amended and Restated Credit Agreement, dated as of October 31, 2002, among Company and the Financial Institutions named therein, without giving effect to the terms of Section 3.3.

3. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

4. Reference to and Effect on the Guaranty. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of any other term or condition in the Guaranty or any of the documents referred to therein. Except as expressly amended and consented hereby, the terms and conditions of the Guaranty shall continue in full force and effect, and as amended hereby, the Guaranty is ratified and confirmed in all respects. On and after the Effective Date, the Guaranty shall be deemed to mean the Guaranty as amended hereby.

5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Schedule I:   Form of Joinder Agreement

         IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this amendment to be signed in their respective names.


                                    AGENT:

                                    CITIBANK, N.A., as Agent (as defined in the Guaranty)


                                    By /s/ Todd J. Mogil
                                       -----------------------------------------
                                    Name: Todd J. Mogil
                                    Title: Vice President


                                    AGENT AND COLLATERAL AGENT:

                                    CITICORP USA, INC., as Agent and Collateral
                                    Agent

                                    By /s/ Todd J. Mogil
                                       -----------------------------------------
                                    Name: Todd J. Mogil
                                    Title: Vice President


                                    BANKS AND ISSUING BANKS:

                                    CITIBANK N.A., as Issuing Bank


                                    By /s/ Todd J. Mogil
                                       -----------------------------------------
                                    Name: Todd J. Mogil
                                    Title: Vice President


                                    CITICORP USA, INC.


                                    By /s/ Todd J. Mogil
                                       -----------------------------------------
                                    Name: Todd J. Mogil
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA, as Canadian Issuing
                                    Bank and Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    BANK OF AMERICA, N.A., as Issuing Bank and
                                    Bank

                                    By /s/ Claire M. Liu
                                       -----------------------------------------
                                    Name: Claire M. Liu
                                    Title: Managing Director


                                    JP MORGAN CHASE BANK


                                    By: /s/ Robert W. Traband
                                       -----------------------------------------
                                    Name: Robert W. Traband
                                    Title: Vice President


                                    TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Jill Hall
                                        ----------------------------------------
                                    Name: Jill Hall
                                    Title: Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                    Name: Olivier Audemard
                                    Title: Senior Vice President


                                    MERRILL LYNCH CAPITAL CORP.


                                    By: /s/ Carol J. E. Feeley
                                        ----------------------------------------
                                    Name: Carol J. E. Feeley
                                    Title: Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/ Francis Chang
                                        ----------------------------------------
                                    Name: Francis Chang
                                    Title: Authorized Signatory


                                    CO-SYNDICATION AGENTS:

                                    JPMORGAN CHASE BANK
                                    (formerly known as
                                    THE CHASE MANHATTAN BANK),
                                    As Co-Syndication Agent


                                    By /s/ Robert W. Traband
                                       -----------------------------------------
                                    Name: Robert W. Traband
                                    Title: Vice President


                                    COMMERZBANK AG,
                                    as Co-Syndication Agent

                                    By /s/ Harry Yergey
                                       -----------------------------------------
                                    Name: Harry Yergey
                                    Title: Senior Vice Pres. and Manager

                                    By /s/ Brian Campbell
                                       -----------------------------------------
                                    Name: Brian Campbell
                                    Title: Senior Vice President


                                    DOCUMENTATION AGENT:

                                    CREDIT LYONNAIS NEW YORK BRANCH
                                    as Documentation Agent

                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                    Name: Olivier Audemard
                                    Title: Senior Vice President


                                    BANKS:

                                    CITICORP, USA, INC.


                                    By /s/ Todd J. Mogil
                                       -----------------------------------------
                                    Name: Todd J. Mogil
                                    Title: Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ N. Bell
                                       -----------------------------------------
                                    Name: N. Bell
                                    Title: Senior Manager


                                    BANK OF AMERICA, N.A.


                                    By /s/ Claire M. Liu
                                       -----------------------------------------
                                    Name: Claire M. Liu
                                    Title: Managing Director


                                    BANK ONE, N.A. (MAIN OFFICE - CHICAGO)


                                    By /s/ Jeanie C. Gonzalez
                                       -----------------------------------------
                                    Name: Jeanie C. Gonzalez
                                    Title: Director


                                    JPMORGAN CHASE BANK
                                    (formerly known as
                                    THE CHASE MANHATTAN BANK),


                                    By /s/ Robert W. Traband
                                       -----------------------------------------
                                    Name: Robert W. Traband
                                    Title: Vice President


                                    COMMERZBANK AG
                                    NEW YORK AND GRAND CAYMAN BRANCHES

                                    By /s/ Brian Campbell
                                       -----------------------------------------
                                    Name: Brian Campbell
                                    Title: Senior Vice President

                                    By /s/ W. David Suttles
                                       -----------------------------------------
                                    Name: W. David Suttles
                                    Title: Vice President



SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                    Name: Olivier Audemard
                                    Title: Senior Vice President


                                    NATIONAL WESTMINSTER PLC


                                    By: /s/ Charles Greer
                                        ----------------------------------------
                                    Name: Charles Greer
                                    Title: Senior Vice President


                                    ABN AMRO BANK, N.V.


                                    By /s/ Frank R. Russo, Jr.
                                       -----------------------------------------
                                    Name: Frank R. Russo, Jr.
                                    Title: Group Vice President

                                    By /s/ Jeffrey G. White
                                       -----------------------------------------
                                    Name: Jeffrey G. White
                                    Title: Vice President


                                    BANK OF MONTREAL


                                    By /s/ Mary Lee Latta
                                       -----------------------------------------
                                    Name: Mary Lee Latta
                                    Title: Director


                                    THE BANK OF NEW YORK


                                    By /s/ Raymond J. Palmer
                                       -----------------------------------------
                                    Name: Raymond J. Palmer
                                    Title: Vice President



SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    BARCLAYS BANK PLC


                                    By /s/ Nicholas A. Bell
                                       -----------------------------------------
                                    Name: Nicholas A. Bell
                                    Title: Director, Loan Transaction Management


                                    CIBC INC.


                                    By /s/ George Knight
                                       -----------------------------------------
                                    Name: George Knight
                                    Title: Managing Director


                                    CREDIT SUISSE FIRST BOSTON


                                    By /s/ James P. Moran
                                       -----------------------------------------
                                    Name: James P. Moran
                                    Title: Director

                                    By /s/ Ian W. Nalitt
                                       -----------------------------------------
                                    Name: Ian W. Nalitt
                                    Title: Associate


                                    ROYAL BANK OF CANADA


                                    By /s/ Peter Barnes
                                       -----------------------------------------
                                    Name: Peter Barnes
                                    Title: Senior Manager


                                    THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON
                                    AGENCY


                                    By /s/ Kelton Glassock
                                       -----------------------------------------
                                    Name: Kelton Glassock
                                    Title: Vice President and Manager


                                    By /s/ Jay Fort
                                       -----------------------------------------
                                    Name: Jay Fort
                                    Title: Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    FLEET NATIONAL BANK
                                    f/k/a Bank Boston, N.A.


                                    By /s/ Matthew W. Speh
                                       -----------------------------------------
                                    Name: Matthew W. Speh
                                    Title: Authorized Officer


                                    SOCIETE GENERALE, SOUTHWEST AGENCY


                                    By /s/ J. Douglas McMurrey, Jr.
                                       -----------------------------------------
                                    Name: J. Douglas McMurrey, Jr.
                                    Title: Managing Director


                                    TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Jill Hall
                                       -----------------------------------------
                                    Name: Jill Hall
                                    Title: Vice President


                                    UBS AG, STAMFORD BRANCH


                                    By /s/ Kelly Smith
                                       -----------------------------------------
                                    Name: Kelly Smith
                                    Title: Director - Recovery Management

                                    By David J. Kalal
                                       -----------------------------------------
                                    Name: David J. Kalal
                                    Title: Executive Director - Recovery
                                           Management


                                    WELLS FARGO BANK TEXAS, N.A.


                                    By /s/ J. Alan Alexander
                                       -----------------------------------------
                                    Name: J. Alan Alexander
                                    Title: Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WESTLB AG, NEW YORK BRANCH


                                    By /s/ Duncan M. Robertson
                                       -----------------------------------------
                                    Name: Duncan M. Robertson
                                    Title: Director

                                    Name: Salvatore Battinelli
                                    Title: Managing Director - Credit Department


                                    CREDIT AGRICOLE INDOSUEZ


                                    By /s/ Larry Materi
                                       -----------------------------------------
                                    Name: Larry Materi
                                    Title: Vice President

                                    By /s/ Paul A. Dytrych
                                       -----------------------------------------
                                    Name: Paul A. Dytrych
                                    Title: Vice President, Senior Relationship
                                           Manager


                                    SUNTRUST BANK


                                    By /s/ Steven J. Newby
                                       -----------------------------------------
                                    Name: Steven J. Newby
                                    Title: Director


                                    ARAB BANKING CORPORATION (B.S.C.)


                                    By /s/ Robert J. Ivosevich
                                       -----------------------------------------
                                    Name: Robert J. Ivosevich
                                    Title: Deputy General Manager

                                    By /s/ Barbara C. Sanderson
                                       -----------------------------------------
                                    Name: Barbara C. Sanderson
                                    Title: Vice President Head of Credit


                                    BANK OF CHINA, NEW YORK BRANCH


                                    By
                                    Name:
                                    Title:


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    BANK OF OKLAHOMA, N.A.


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    BNP PARIBAS, HOUSTON AGENCY


                                    By /s/ Larry Robinson
                                       -----------------------------------------
                                    Name: Larry Robinson
                                    Title: Vice President

                                    By /s/ Mark A. Cox
                                       -----------------------------------------
                                    Name: Mark A. Cox
                                    Title: Director


                                    DZ BANK AG DEUTSCHE
                                    ZENTRALGENOSSENSCHAFTSBANK, NEW YORK BRANCH


                                    By /s/ Mark Connelly
                                       -----------------------------------------
                                    Name: Mark Connelly
                                    Title: Senior V.P.

                                    By /s/ Richard W. Wilbert
                                       -----------------------------------------
                                    Name: Richard W. Wilbert
                                    Title: Vice President


                                    KBC BANK N.V.


                                    By /s/ Michael V. Curran
                                       -----------------------------------------
                                    Name: Michael V. Curran
                                    Title: First Vice President

                                    By /s/ Diane M. Grimmig
                                       -----------------------------------------
                                    Name: Diane M. Grimmig
                                    Title: First Vice President


                                    WACHOVIA BANK, N.A.


                                    By: /s/ David E. Humphreys
                                       -----------------------------------------
                                    Name: David E. Humphreys
                                    Title: Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    MIZUHO CORPORATE BANK, LTD


                                    By /s/ Jacques Azagury
                                       -----------------------------------------
                                    Name: Jacques Azagury
                                    Title: Senior Vice President and Manager


                                    SUMITOMO MITSUI BANKING CORPORATION


                                    By /s/ Leo E. Pagarigan
                                       -----------------------------------------
                                    Name: Leo E. Pagarigan
                                    Title: Senior Vice President


                                    COMMERCE BANK, N.A.


                                    By /s/ Dennis R. Block
                                       -----------------------------------------
                                    Name: Dennis R. Block
                                    Title: Senior Vice President


                                    ROYAL BANK OF SCOTLAND


                                    Name:
                                    Title:


                                    RZB FINANCE, LLC


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WORTHINGTON GENERATION, L.L.C.



                                    By: /s/ William E. Hobbs
                                       -----------------------------------------
                                    Name: William E. Hobbs
                                    Title: President



                                    WILLIAMS REFINING & MARKETING, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS PETROLEUM SERVICES, LLC


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Senior Vice President


                                    WILLIAMS PETROLEUM PIPELINE SYSTEMS, INC.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Senior Vice President


                                    WILLIAMS MID-SOUTH PIPELINES, LLC



                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WILLIAMS GENERATION COMPANY-HAZLETON


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Vice President


                                    WILLIAMS OLEFINS, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS OLEFINS FEEDSTOCK PIPELINES, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer

                                    WILLIAMS NATURAL GAS LIQUIDS, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President

                                    WILLIAMS MIDSTREAM NATURAL GAS LIQUIDS, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WILLIAMS MERCHANT SERVICES COMPANY, INC.


                                    By: /s/ William E. Hobbs
                                       -----------------------------------------
                                    Name: William E. Hobbs
                                    Title: President


                                    WILLIAMS MEMPHIS TERMINAL, INC.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS GULF COAST GATHERING COMPANY, LLC


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS GP, LLC


                                    By: /s/ Don R. Wellendorf
                                       -----------------------------------------
                                    Name: Don R. Wellendorf
                                    Title: President and Chief Executive Officer


                                    WILLIAMS GENERATING MEMPHIS, LLC


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WILLIAMS GAS PROCESSING - WAMSUTTER COMPANY.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WILLIAMS GAS PROCESSING COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WILLIAMS GAS PROCESSING - MID-CONTINENT
                                    REGION COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WILLIAMS FIELD SERVICES GROUP, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WILLIAMS FIELD SERVICES COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WILLIAMS FIELD SERVICES - MATAGORDA OFFSHORE
                                    COMPANY, LLC


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS EXPRESS, INC. (DE)


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Chief Executive Officer


                                    WILLIAMS EXPRESS INC. (AK)


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Chief Executive Officer


                                    WILLIAMS ETHANOL SERVICES, INC.


                                    By: /s/ Paul W. Nelson
                                       -----------------------------------------
                                    Name: Paul W. Nelson
                                    Title: Treasurer


                                    WILLIAMS ENERGY SERVICES, LLC


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WILLIAMS ENERGY MARKETING & TRADING COMPANY


                                    By: /s/ William E. Hobbs
                                       -----------------------------------------
                                    Name: William E. Hobbs
                                    Title: President


                                    WILLIAMS BIO-ENERGY, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WILLIAMS ALASKA PIPELINE COMPANY, L.L.C.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Senior Vice President


                                    WILLIAMS ALASKA PETROLEUM, INC.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Chief Executive Officer


                                    WILLIAMS ALASKA AIR CARGO PROPERTIES, L.L.C.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Chief Executive Officer


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WFS-OFFSHORE GATHERING COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WFS-NGL PIPELINE COMPANY, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WFS-LIQUIDS COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WFS GATHERING COMPANY, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


                                    WFS ENTERPRISES, INC.


                                    By: /s/ Mary Jane Bittick
                                       -----------------------------------------
                                    Name: Mary Jane Bittick
                                    Title: Treasurer


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    WFS - PIPELINE COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    WFS - OCS GATHERING CO.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    NORTH PADRE ISLAND SPINDOWN, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    MEMPHIS GENERATION, L.L.C.


                                    By: /s/ William E. Hobbs
                                       -----------------------------------------
                                    Name: William E. Hobbs
                                    Title: President


                                    MAPL INVESTMENTS, INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    MAPCO INC.


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    LONGHORN ENTERPRISES OF TEXAS, INC.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Senior Vice President


                                    JUAREZ PIPELINE COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    HI-BOL PIPELINE COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President


                                    GOEBEL GATHERING COMPANY, L.L.C.


                                    By: /s/ James G. Ivey
                                       -----------------------------------------
                                    Name: James G. Ivey
                                    Title: Assistant Treasurer


SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                    GAS SUPPLY, L.L.C.


                                    By: /s/ Ralph A. Hill
                                       -----------------------------------------
                                    Name: Ralph A. Hill
                                    Title: Senior Vice President


                                    BLACK MARLIN PIPELINE COMPANY


                                    By: /s/ Alan S. Armstrong
                                       -----------------------------------------
                                    Name: Alan S. Armstrong
                                    Title: Senior Vice President



SIGNATURE PAGE TO
FIRST AMENDMENT TO MIDSTREAM GUARANTY

                                   SCHEDULE I
                                       TO
                                    GUARANTY

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT
                          (name of joining subsidiary)

                               [_________, _____]

         This Joinder Agreement is entered into to join [Joining Subsidiary] as an additional guarantor to the Guaranty dated as of July 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "Midstream Guaranty"), which was executed by THE WILLIAMS COMPANIES, INC. (the "Company"), a Delaware corporation, and certain Midstream Subsidiaries.

         [Joining Subsidiary], a [_________ corporation] (the "Subsidiary"), hereby agrees with CITIBANK, N.A., as surety administrative agent for the Financial Institution (as such term is defined in the Midstream Guaranty) as follows:

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Credit Agreement, dated as of October 31, 2002, by and among The Williams Companies, Inc., the various lenders as are or may become parties thereto; the Issuing Banks, and Citicorp USA, Inc., as Agent and Collateral Agent (as further amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement").

         In accordance with the terms of the Credit Documents and the Midstream Guaranty (collectively, the "Security Documents"), the Subsidiary hereby (a) joins the Midstream Guaranty as a party thereto and assumes all the obligations of a Guarantor thereunder, (b) agrees to be bound by the provisions of the Midstream Guaranty as if the Subsidiary had been an original party to the Midstream Guaranty, and (c) confirms that, after joining the Midstream Guaranty as set forth above, the representations and warranties set forth in each of the Credit Documents with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Security Documents, the notice address for the Subsidiary may be given to the Subsidiary by providing notice addressed to [Subsidiary' Name] c/o The Williams Companies, Inc., in any manner that notice is permitted to be given to the Company pursuant to the terms of the Credit Agreement.

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ___ day of ____________, _____.

                                    [Joining Subsidiary]



                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------